Exhibit 99.1

Press Release

For immediate information

The acquisition of The Dial Corporation, Scottsdale, Arizona, USA by the Henkel Group has been completed.
The transaction was closed today, March 29, 2004. A notice of merger and letter of transmittal for surrendering shares will be mailed to holders of record of Dial common stock shortly.

March 29, 2004

Henkel Group Corporate Communications Ernst Primosch Tel.: +49-211-797-3533 Fax: +49-211-798-9208	Lars Witteck Tel.: +49-211-797-2606 Fax: +49-211-798-9208

press@henkel.com